UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 24, 2009
THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-4141	13-1890974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Paragon Drive
Montvale, New Jersey 07645
(Address of principal executive offices)
(Zip Code)
(201) 573-9700
(Registrant’s telephone number,
including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A is filed for the purpose of amending the Current Report on Form 8-K of The Great Atlantic & Pacific Tea Company, Inc. (the “Company”) filed with the Securities and Exchange Commission on July 24, 2009 (the “Initial 8-K”), to correct the information provided under the column “Sales per Square Foot ” in the tables titled “Fifty Three Weeks Ended June 20, 2009” and “Fiscal Year Ended February 28, 2009” and the columns “Sales” and “EBITDA as % of Sales” in the table titled “Fiscal Year Ended February 24, 2007” on Exhibit 99.1 to the Initial 8-K.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

99.1	The Company’s Segment Information and Regulation G Reconciliation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
By:	/s/ Christopher McGarry
Christopher McGarry
Vice President, Legal Services

Date: July 27, 2009

EXHIBIT INDEX

Exhibit	Description

99.1	The Company’s Segment Information and Regulation G Reconciliation.